SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

PERFORMANCE FOOD GROUP COMPANY
(Exact name of registrant as specified in its charter)

Tennessee	0-22192	54-0402940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
12500 West Creek Parkway, Richmond, Virginia	23238
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (804) 484-7700

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

Attached as Exhibits 99.1 and 99.2 are the certifications of C. Michael Gray, President and Chief Executive Officer of the Company, and Roger L. Boeve, Executive Vice President and Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: August 13, 2002

By:/s/Roger L. Boeve
Roger L. Boeve
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Certificate of President and Chief Executive Officer relating to the Quarterly Report on Form 10-Q for the period ended June 29, 2002.
99.2	Certificate of Executive Vice President and Chief Financial Officer relating to the Quarterly Report on Form 10-Q for the period ended June 29, 2002.